            SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549




                        FORM 8-K



    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

           THE SECURITIES EXCHANGE ACT OF 1934




Date of report (date of earliest event reported):  July 14, 1995




                  PACIFIC TELECOM, INC.

    (Exact name of registrant as specified in Charter)

   State of Washington            0-873          91-0644974
(State or other jurisdiction   (Commission     (IRS Employer
   of incorporation)            File No.)    Identification No.)



    805 Broadway
Vancouver, Washington
(Address of principal                         98668-8701
 executive offices)                           (Zip Code)





Registrant's telephone number, including area code: (360)905-5800




                           No Change
 (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS

         Information with respect to recent developments in connection with the proposed acquisition of the minority interest of Pacific Telecom, Inc. by PacifiCorp Holdings, Inc. contained in news release of Pacific Telecom, Inc. issued on July 14, 1995, is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (c)   Exhibits

               99  Pacific Telecom, Inc. news release issued
                   July 14, 1995.



                                SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               PACIFIC TELECOM, INC.
                               (Registrant)




Date:  July 14, 1995           By       /s/James H. Huesgen
                                    _______________________________
                                           James H. Huesgen
                                     Executive Vice President and
                                        Chief Financial Officer